Capital Management	12 Months Ended
Jul. 31, 2022
Disclosure Of Capital Management [Abstract]
Capital Management

31. Capital Management

The Company's objectives when managing capital is to safeguard their ability to continue as a going concern, so that they can provide returns for shareholders and reach cashflow positivity.

Management defines capital as the Company's shareholders' equity. The Board of Directors does not establish quantitative return on capital criteria for management. The Company has not paid any dividends to its shareholders. The Company is not subject to any externally imposed capital requirements other than the covenants related to the Company's debt instruments as set out in Notes 17 and 18.

As at July 31, 2022, total managed capital was $313,692 (July 31, 2021 - $732,265).